Non-current Receivable - Real Estate Disposition	12 Months Ended
Dec. 31, 2017
Non-current Receivable - Real Estate Disposition
12.	NON-CURRENT RECEIVABLE - REAL ESTATE DISPOSITION

In April 2017, the Group entered into an agreement with Hongkungu to transfer 100% beneficial ownership in Techfaith Intelligent Handset Beijing to Hongkungu for a consideration of approximately $144 million (RMB1 billion). The Group recognized a net gain of $3,890 as the net gain from disposal of discontinued operation in 2017. (See Note 7) As of December 31, 2017, receivable of $30,739 (RMB200 million), which was expected to be received over one year from, was recorded as non-current receivable - real estate disposition.